UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2017

Biolase, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-36479	87-0442441
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Cromwell, Irvine, California		92618
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-361-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, on April 18, 2017, Biolase, Inc. (the "Company") completed its private placement of an aggregate of 80,644 shares of its Series
D Participating Convertible Preferred Stock, par value $0.001 per share, (the "Convertible Preferred Stock") and certain warrants (the "Warrants") to purchase up to an aggregate of 3,925,871 shares of the Company’s common stock, par value $0.001 per share (the "Common Stock").

Pursuant to the terms of the Convertible Preferred Stock, immediately following the Company’s Special Meeting of Stockholders held on June 30, 2017, where the Company’s stockholders approved the Issuance Proposal (as defined below), each outstanding share of Convertible Preferred Stock was automatically converted into 100 shares of Common Stock. As a result, the Company issued a total of 8,064,400 shares of Common Stock on June 30, 2017. The issuance of Common Stock upon conversion of the Convertible Preferred Stock was made in reliance upon the exemption from registration requirements in Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 30, 2017, a Special Meeting of Stockholders was held at the Company’s headquarters, 4 Cromwell, Irvine, California. The following are the results of the voting on the proposals submitted to stockholders at the Special Meeting.

1. Stockholders ratified the terms and issuance of the Convertible Preferred Stock and Warrants, including the removal of the restriction prohibiting the exercise of certain Warrants if, after giving effect to such exercise, the applicable investor would beneficially own in excess of 19.99% of the outstanding shares of Common Stock, and approved the issuance of such number of shares of Common Stock issuable upon full conversion of the Convertible Preferred Stock and upon the full exercise of the Warrants, in each case, including shares issuable pursuant to customary anti-dilution provisions (the "Issuance Proposal"):

Votes For: 42,189,288
Votes Against: 710,874
Abstentions: 118,871

2. Stockholders approved the amendment to the Company's Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 100,000,000 shares to 200,000,000 shares:

Votes For: 42,225,743
Votes Against: 748,159
Abstentions: 45,131

3. Stockholders approved the adjournment of the Special Meeting, if necessary, in the reasonable discretion of the Chief Executive Officer and President of the Company, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the Issuance Proposal:

Votes For: 42,102,274
Votes Against: 882,659
Abstentions: 34,100

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolase, Inc.

July 7, 2017	By:	/s/ Harold C. Flynn

Name: Harold C. Flynn
Title: Chief Executive Officer